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                                                                 CONFORMED COPY
                                                                   EXHIBIT 23.3

                 [LETTERHEAD OF KEGLER, BROWN, HILL & RITTER]

                               November 12, 1997

Porex Corporation
Attn: Charles A. Mele, Esq.
669 River Drive Center 2
Elmwood Park, NJ 07407-1361

Gentlemen:

  We hereby consent to the reference to our firm under the heading "Legal Matters" in the Registration Statement on Form S-1 for Porex Corporation and to file this Consent as an Exhibit to such Registration Statement. We also consent to all references to our firm included in such Registration Statement
                                          VERY TRULY YOURS,

                                          KEGLER, BROWN, HILL & RITTER CO.,
                                          L.P.A.

                                          By:        /s/ Jack A. Bjerke
                                             ----------------------------------
                                              Jack A. Bjerke, Vice President

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